Exhibit 10.8

Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.

The Registrant undertakes to furnish a copy of all omitted information, schedules, and exhibits to the U.S. Securities and Exchange Commission upon its request.

PRODUCT SUPPLY AGREEMENT

Between

Knowles Electronics (Malaysia) Sdn. Bhd. and

Syntiant Malaysia Manufacturing Sdn. Bhd.

December 27, 2024

This Product Supply Agreement (“Agreement”) is entered into this December 27, 2024 (“Effective Date”) between Syntiant Malaysia Manufacturing Sdn. Bhd. (“Syntiant”) having its place of business at Plot 104, Lebuhraya Kampung Jawa, Bayan Lepas Industrial Estate, 11900 Penang, Malaysia, and Knowles Electronics (Malaysia) Sdn. Bhd. (“Knowles”), having its place of business at lot 104, Lebuhraya Kg. Jawa, Bayan Lepas Industrial Estate, Penang, Malaysia, 11960.

WHEREAS Knowles has been engaged in the manufacture of MEMS microphones, including the manufacture of the Products (as defined below) for its own use and benefit; and

WHEREAS Knowles has agreed to provide the Products (as defined below) to Syntiant.

FOR VALUE RECEIVED, the parties agree as follows:

ARTICLE I. DEFINITIONS

In this Agreement, unless the context otherwise requires:

Section 1.01 “Affiliates” means, with respect to any person, any other person, now or in the future, directly or indirectly, controlling, controlled by, or under common control with such person, provided, that, for purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise.

Section 1.02 “Confidential Information” means trade secrets, know-how, inventions (whether patentable or not), ideas, improvements, materials, data, specifications, drawings, processes, results, and formulae and all other confidential business, technical and financial information of that one party (the “Disclosing Party”) provides to the other party (the “Receiving Party”) hereunder that is either indicated to be proprietary or confidential information of the Disclosing Party or which by its nature the Receiving Party would reasonably deem to be proprietary or confidential, regardless of any marking to such effect and whether in written, oral, graphic or electronic form.

Section 1.03 “Delivery Date” means the date for delivery of the Products by Knowles to Syntiant, as specified in the applicable Purchase Order for such Products.

Section 1.04 “Engineering Change” means any change initiated by Syntiant or Knowles to the Specifications, the Product components or materials or its design, manufacturing or content, or the Manufacturing Facility.

Section 1.05 “Forecast” means a Product projection provided by Syntiant to Knowles in writing in accordance with this Agreement.

Section 1.06 “Intellectual Property Rights” means, collectively, all past, present and future intellectual property, industrial and proprietary rights and related priority rights of any kind, whether registered or unregistered, and whether protected, created or arising under the Laws of the U.S., any state, any other country or jurisdiction, or international treaty regime or convention, including all rights, title and interests in and to any of the following: (a) patents, patent applications, and other industrial property rights; (b) copyrights, mask work rights, and other rights associated with works of authorship; (c) trade secret rights; (d) rights in trademarks and trade names and similar rights and any goodwill associated therewith; and (e) other forms of intellectual or industrial property rights and proprietary rights of any kind or nature, in each case under the laws of any jurisdiction, including rights under and with respect to all applications, registrations, extensions, renewals, continuations, combinations, divisions, and reissues of the foregoing.

Section 1.07 “Inventory” means all parts, components, work in progress, finished Products and other materials that are specifically required for the manufacture of Products and purchased and/or manufactured by Knowles on behalf of Syntiant.

Section 1.08 “Lead-time(s)” means the minimum period of time between the date of a Purchase Order and the Delivery Date needed to manufacture particular Product(s).

Section 1.09 “Mandatory Engineering Change” means an Engineering Change required to satisfy requirements of applicable law, rules or regulations, including safety and environmental regulations.

Section 1.10 “Manufacturing Facility” means Knowles’ manufacturing facility located at Penang, Malaysia.

Section 1.11 “Obsolete” means parts, components and other materials which as of a particular date have zero demand and/or are anticipated to have zero demand within ninety (90) days thereafter, based on the current Forecast in effect as of such particular date, and which are not associated with Products currently manufactured by Knowles on its own behalf.

Section 1.12 “Product(s)” means cans that have been assembled and stamped by Knowles in accordance with this Agreement.

Section 1.13 “Purchase Order” means a written authorization by Syntiant to Knowles authorizing the shipment of Products.

Section 1.14 “Raw Materials” means the metals and other materials that are needed by Knowles to produce Products for Syntiant.

Section 1.15 “Semiconductor Company” means any company engaged in the design, development and/or fabrication of semiconductors or semiconductor devices; provided, however, [***] no private equity or other similar sponsor, or any of their managed funds or other Affiliated entities shall be deemed to be a Semiconductor Company by virtue of the fact that it is Affiliated with a portfolio company that is a Semiconductor Company.

Section 1.16 “Specifications” means the then-current standard, as agreed by the parties in writing, for the condition of Products.

ARTICLE II.

PRODUCTS TO BE PROVIDED BY KNOWLES

Section 2.01 Subject to and in accordance with the terms and conditions of this Agreement, Knowles will manufacture and supply the Products to Syntiant in accordance with the applicable Specifications. Knowles will manufacture the Products at the Manufacturing Facility, and may not subcontract the manufacturing of the Products to any third party without the prior written consent of Syntiant, provided, however that Syntiant’s consent shall not be required for the services of the plating supplier, which is currently subcontracted. Knowles shall, at its own responsibility and cost, purchase or procure all necessary materials, parts and components required by it to manufacture the Products under this Agreement.

ARTICLE III.

FORECASTS; PURCHASE ORDERS

Section 3.01 Syntiant will submit to Knowles on a rolling monthly basis a Forecast of its anticipated demand for Products for the following twelve (12) months, with the first three (3) months of each Forecast binding upon the parties; provided, however, that Raw Material lead time changes implemented by suppliers will require changes to the length of the binding Forecast, which changes will be agreed to during good faith discussion between the Parties.

Knowles agrees to allocate production capacity and raw materials sufficient to manufacture and supply the Products in accordance with the Forecasts, subject to applicable Lead-times.

Section 3.02 Syntiant shall submit Purchase Orders from time to time for the Products to be provided by Knowles. Such Purchase Orders shall include, among other things, the quantity and requested delivery dates of Products to be delivered by Knowles.

Section 3.03 All Purchase Orders for Products placed by Syntiant hereunder shall be governed by the terms and conditions of this Agreement. Any pre-printed or other terms and conditions on Syntiant Purchase Orders, Knowles’ Purchase Order acknowledgments, Product quotations or other written communications, shall be null and void, regardless of execution of any such document by one or both parties.

Section 3.04 Non-Exclusivity. Nothing in this Agreement shall prevent Syntiant from performing itself, or procuring from other sources, services that are like or comparable to the services required to produce the Products.

ARTICLE IV.

TERM OF AGREEMENT

Section 4.01 The initial term of this Agreement shall be three (3) years from the Effective Date (the “Initial Term”) unless terminated earlier pursuant to the provisions of Article XV hereof. This Agreement shall automatically be renewed thereafter for successive terms of one (1) year (each, a “Renewal Term” and together with the Initial Term, the “Term”) unless and until either party notifies the other in writing at least one hundred eighty (180)

calendar days prior to the expiration of the Initial Term or applicable Renewal Term that it does not wish to renew. Any such non-renewal shall be effective on the applicable anniversary of the Effective Date.

ARTICLE V.

PRICING, PAYMENT TERMS AND ENGINEERING CHANGES

Section 5.01 Syntiant agrees to pay the prices for the Products as set forth in Attachment 1 (the “Prices”), as may be adjusted from time to time in accordance with the express terms of this Agreement, including Attachment 1. Such Prices shall be exclusive of all applicable taxes.

Section 5.02 Knowles will invoice Syntiant on a shipment-by-shipment basis for all Products purchased by Syntiant hereunder, provided, that each invoice identifies only one Purchase Order number. All invoices issued by Knowles will identify the applicable Products, Purchase Order number, packing slip number, Purchase Order item number, Syntiant part number, per unit Product price and quantity of items shipped. Knowles shall issue invoices for the attention of Syntiant’s accounts payable department. Unless otherwise agreed by Syntiant and Knowles in writing, invoices pertaining to each applicable Purchase Order shall be mailed on the applicable Delivery Date.

Section 5.03 Payment shall be in United States Dollars, unless otherwise expressly agreed by the parties. Knowles shall use Automatic Clearing House or wire transfer for receipt of all payments by Syntiant. Syntiant shall be entitled at any time to set off any and all amounts owing to it by Knowles against amounts payable by Syntiant to Knowles. The terms of payment by Syntiant shall be net forty-five (45) days from date of invoice. Should Syntiant fail to fulfill its payment obligations under this Article V for a period of ten (10) business days after receipt of notice from Knowles of such failure to pay, Knowles reserves the right to suspend delivery of the Products and hold the Products until the terms of this Article V are met.

Section 5.04 Notwithstanding anything to the contrary, in the event of a reasonable dispute regarding Product acceptance by Syntiant, including due to non-compliance with Specifications or discrepancies in invoices submitted by Knowles, Syntiant shall have the right to withhold payment of any disputed amounts owed under any invoices impacted pending resolution of the dispute. Syntiant shall pay all undisputed invoiced amounts per the terms of this Agreement. Syntiant will notify Knowles in writing of any discrepancies or disputed amounts contained in any invoices within twenty (20) days of receipt of such invoice. Where any such dispute is not resolved in ten (10) business days of notice by Syntiant or a longer period mutually agreed upon in writing by the parties, unless Syntiant elects to pay the amount in dispute, Knowles may suspend the delivery of Products, pending resolution of the dispute.

Section 5.05 Syntiant shall be responsible for and shall pay any applicable, separately-itemized and invoiced sales, use, excise or similar taxes, including value added taxes and customs duties due on the importation and delivery of Products to Syntiant, excluding any taxes based on Knowles’ income. All such taxes shall be determined based upon the final shipment designation of the items identified on the invoice. Nothing herein shall preclude Syntiant from contesting the applicability or payment of any such tax. Syntiant’s failure or refusal to pay any such tax shall not be deemed a default under this Agreement. Knowles shall cooperate with Syntiant to the extent reasonably requested to minimize the imposition of transfer taxes. In the event that Syntiant is required under applicable tax laws to withhold taxes imposed upon Knowles for any payment under this Agreement, then such payments will be made by Syntiant on behalf of Knowles by deducting them from the payment then due to Knowles and remitting such taxes to the proper authorities on a timely basis. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to Knowles. Syntiant agrees to provide Knowles with official documentation and/or tax receipts on such withholding payments as may be reasonably required by Knowles for its tax records.

Section 5.06 Knowles Initiated Engineering Change. Knowles agrees not to make any Engineering Changes without Syntiant’s prior written approval in its sole discretion on a case-by-case basis. Knowles will give Syntiant prior written notice of not less than 90 (ninety) calendar days of any Engineering Changes proposed by Knowles (each, a “Knowles Initiated Engineering Change”). Knowles will provide Syntiant information describing the proposed Knowles Initiated

Engineering Change in sufficient detail so as to allow Syntiant to properly evaluate the impact of the proposed Knowles Initiated Engineering Change. If the parties agree in writing upon the proposed Knowles Initiated Engineering Change, the parties will work together on a mutually-agreed upon plan to implement the Knowles Initiated Engineering Change and how to handle any costs to implement the Knowles Initiated Engineering Change. Knowles shall be responsible for all costs related to Inventory obsolescence and additional set-up costs relating to any Knowles Initiated Engineering Changes. Syntiant will reasonably cooperate with Knowles to minimize such costs.

Section 5.07 Syntiant Initiated Engineering Change. In the event that Syntiant requests any Engineering Change (each, a “Syntiant Initiated Engineering Change”), Syntiant will:

(a)
submit all Syntiant Initiated Engineering Change requests to Knowles in writing; and
(b)
provide reasonable details regarding (i) why the Syntiant Initiated Engineering Change is required, and (ii) requested time frame for implementation. Knowles will provide Syntiant with estimated NRE and unit price impacts that will result from such Syntiant Initiated Engineering Change. The parties will discuss and agree upon any necessary changes to the Specifications, the manufacturing processes or the Manufacturing Facility to enable the Syntiant Initiated Engineering Change. Knowles may not unreasonably withhold consent to a request for a Syntiant Initiated Engineering Change. Knowles will not implement any Syntiant Initiated Engineering Changes without approval from Syntiant. Any NRE and unit price impacts arising out of a Syntiant Initiated Engineering Change shall be borne by Syntiant.

Section 5.08 Notwithstanding Sections 5.06 and 5.07, for any Engineering Change that is a Mandatory Engineering Change, the party that becomes aware of such Mandatory Engineering Change will promptly notify the other party, and the parties will work together on a mutually-agreed upon plan to implement the Mandatory Engineering Change and how to handle any costs to implement the Mandatory Engineering Change. No Engineering Change will be implemented until all necessary product qualification is received.

Section 5.09 Subject to the foregoing, Syntiant and Knowles will mutually agree prior to the implementation of any requested Engineering Changes who will pay for any NRE charges resulting from the requested Engineering Changes. In the event that any Engineering Change is implemented and results in a change in the price of, or time required for, manufacturing the Products, Syntiant and Knowles will mutually agree in writing in advance to any appropriate adjustments to the Price and/or Delivery Date, as applicable, that result from the implementation of such Engineering Change.

Section 5.10 Syntiant shall at all times maintain a credit level sufficient to cover anticipated accounts payable for Products provided at then current pricing. Syntiant shall provide documents and information reasonably requested by Knowles for purposes of evaluating creditworthiness including, but not limited to, credit applications and audited financial statements. Any decision to extend or maintain credit shall be at Knowles’ discretion.

ARTICLE VI.

PRODUCT AND PRODUCTION SCHEDULE CHANGES; LIABILITY FOR

INVENTORY

Section 6.01 In addition to Syntiant’s obligations under Section 3.01, Raw Materials held by Knowles or properly placed on order by Knowles with suppliers in accordance with standard industry procurement practices regarding procuring material at appropriate lead times to support Purchase Orders and/or Forecasts issued by Syntiant, that are subject to Minimum Purchase Quantity (MPQ) requirements shall be Syntiant’s responsibility in the event of any Syntiant- Initiated Engineering Change or Mandatory Engineering Change, and Syntiant must reimburse Knowles therefor.

Section 6.02 Syntiant agrees that Inventory held by Knowles may become excess or Obsolete in the event of any changes in Purchase Order and/or Forecasts schedules, cancellation of Purchase Orders and/or Forecasts, the absence of Purchase Orders due to end of life of a Product, and variation and/or termination of this Agreement. The Parties agree to discuss in good faith the extent to which either Party will be responsible for such Inventory.

ARTICLE VII.

AUDIT AND INSPECTION RIGHTS

Section 7.01 Syntiant shall have the right to perform an audit and inspection of the Manufacturing Facility and relevant books, records and other documentation to verify Knowles’ compliance with this Agreement, including an audit and inspection of delivery and performance, upon advance notice to Knowles. Any such audit and inspection shall be conducted during normal working hours upon reasonable advance written notice to Knowles, no more than once per calendar year during the Term. In the event an inspection of the Manufacturing Facility reveals any deficiency, Knowles shall promptly take action to remedy such deficiency.

Section 7.02 Knowles acknowledges that Syntiant may be required, under its agreements with its customers or under applicable laws and regulations, to allow such customers or regulatory entities to inspect the Manufacturing Facility for quality assurance purposes.

Knowles agrees, upon receipt of reasonable advance written notice of such a visit, to permit such inspections for such purposes. Such visits shall be conducted during normal working hours at the Manufacturing Facility. While visiting the Manufacturing Facility, Syntiant’s customers will be required at all times to comply with Knowles’ reasonable safety and security policies. Syntiant agrees to accompany any customers or regulatory personnel and to supervise any such customers or regulatory personnel while at the Manufacturing Facility.

ARTICLE VIII.

LIMITED WARRANTY AND LIMITATIONS OF DAMAGES

Section 8.01 Each party each hereby represents and warrants to the other party that:

(a)
it is duly organized and validly existing under the laws of the state or country of its incorporation and has full power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder; (c) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms; and (d) execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

Section 8.02 Knowles represents and warrants that the Products will conform to the Specifications and will be free from defects in material, workmanship and manufacture for twenty-four (24) months after the date that the applicable Product is manufactured (the “Product Warranty”).

Section 8.03 Warranty Exclusion. The Product Warranty does not apply to (a) defects resulting from Syntiant’s or its Affiliates’ design of the Products, (b) defects resulting from Products used in violation of written procedures or instructions furnished by Knowles and previously approved by Syntiant, (c) Products that have been abused, damaged, altered, misused or improperly installed, handled, stored, modified or repaired by any person or entity after delivery to Syntiant., or (d) defects manifesting during or after further handling or processing by Syntiant provided that the plating meets Knowles’ specifications. Notwithstanding anything else in this Agreement, Knowles assumes no liability for or obligation related to the performance, accuracy, failure to meet Specifications or defects, in each case, of or due to tooling, designs or instructions produced or supplied by Syntiant. Regarding warranty exclusions from Section 8.03(d), Knowles will coordinate with Syntiant and plating vendors for continuous improvement activities needed.

Section 8.04 Warranty Remedy. Upon any failure of a Product to comply with the Product Warranty, Knowles’s sole obligation, and Syntiant’s sole remedy, is for Knowles, at its option, to promptly repair, replace, or issue a credit for such Product, and provide any repaired or replaced Product to Syntiant freight pre-paid. In order to obtain service under the Product Warranty, Syntiant shall deliver the non-conforming Product to Knowles. Knowles shall be responsible for any delivery costs associated with the return of the non-conforming Product to Knowles’ location. Under the Product Warranty, Knowles will provide Syntiant with repaired or replaced Product within a targeted seven (7) calendar days of receipt of a defective Product from Syntiant and a failure analysis report within fourteen (14) calendar days of receipt of a defective Product. If a Product is not repaired or replaced within thirty (30) calendar days of receipt of a defective Product by Knowles, Syntiant reserves the right to receive full credit for the value of the Product.

Section 8.05 IT IS UNDERSTOOD BY AND BETWEEN THE PARTIES THAT THERE ARE NO REPRESENTATIONS, WARRANTIES OR CONDITIONS IN THIS AGREEMENT OTHER THAN THE REPRESENTATIONS AND WARRANTIES PROVIDED IN THIS ARTICLE VIII, AND SYNTIANT HEREBY EXPRESSLY WAIVES ALL OTHER REPRESENTATIONS, WARRANTIES, CONDITIONS AND REMEDIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, MERCHANTABLE QUALITY OR FITNESS FOR A PARTICULAR PURPOSE AND ALL OTHERS ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USAGE OF TRADE.

Section 8.06 Knowles further represents and warrants to Syntiant as follows:

(a)
The services required to manufacture and supply the Product in accordance with the terms of this Agreement shall be provided by Knowles in a professional, workmanlike and timely manner.
(b)
Knowles shall (i) comply with all applicable laws and regulations in manufacturing and supplying the Products; and (ii) at all times refrain from engaging in any illegal, unfair, deceptive or unethical business practice whatsoever with respect to its manufacture, storage and transportation of the Products and the performance of its obligations under this Agreement.
(c)
The Manufacturing Facility shall be ISO 9002 certified and Knowles shall promptly notify Syntiant should there be any change in the certification status. Knowles will inform Syntiant about any major findings from ISO audits within ten (10) business days of Knowles’s receipt of the ISO audit report and will notify Syntiant when it has corrected all findings. The parties shall identify a standard quality reporting method of quality data and process response mechanisms which will be provided to Syntiant on an ongoing basis.

(d)
Knowles has been granted or issued, and will continue to maintain in good standing, at its own expense, all licenses, permits, certifications and other governmental approvals required for the manufacture, storage and transportation of the Products and the performance of its obligations under this Agreement, including, without limitation for the storage, handling, and disposal of all materials or hazardous waste used by Knowles in the performance of this Agreement. At the request of Syntiant, Knowles shall furnish evidence reasonably satisfactory to Syntiant that all such licenses, permits, certifications and approvals have been obtained and remain in effect. Knowles has implemented programs necessary to monitor and maintain all required licenses and permits and to prevent releases of the material to the environment. Knowles’s employees shall have been trained to properly, safely, and legally (in accordance with all applicable local, state, and federal laws and regulations) handle hazardous material and wastes. Knowles shall notify Syntiant in writing, immediately upon discovery of any regulatory action taken or initiated against Knowles if such action relates to or arises out of this Agreement, if in Knowles’ reasonable judgment the action may impact Knowles’s ability to manufacture, supply and/or deliver the Products. Regulatory compliance and management of Knowles’s facilities and processes is strictly the responsibility of Knowles and Syntiant has no express or implied responsibility for the same.

Section 8.07 All Products are subject to Syntiant’s inspection and test at Syntiant’s facility before final acceptance. Syntiant shall have fifteen (15) business days following delivery to perform all inspections and testing, failing which such Products shall be deemed to be accepted. If any Product delivered hereunder fails to conform to the Specifications, within fifteen (15) business days after Syntiant’s receipt of the Product at its own facilities, Syntiant shall notify Knowles of such failure and Knowles shall, within thirty (30) calendar days either repair, replace, or issue a credit, at its option, in accordance with the Product Warranty remedy set out in Section 8.04 above of this Agreement. Syntiant reserves the right to reject any entire lot of Product based on the results of the Syntiant inspection and testing in accordance with this Section 8.07. In the event of the rejection by Syntiant of an entire lot of Product in accordance with this Section 8.07, Syntiant and Knowles will mutually agree to a screening plan to be carried out at the Syntiant facility and, at Knowles’s expense, for any Product or lot of Product rejected by Syntiant on the basis of non-conformance to the Specifications. Knowles’ warranty and Syntiant’s remedies for any rejected Products will be in accordance with the terms established in this Agreement.

Section 8.08 Syntiant shall have the right, but not the obligation, to perform or have performed Product qualifications and/or on-site inspections and acceptance testing at the Manufacturing Facility at a mutually agreed date and time. Knowles shall reasonably cooperate with Syntiant in that regard. Knowles shall provide Syntiant’s inspectors with reasonable facilities and assistance at no additional charge.

Section 8.09 EXCEPT FOR LIABILITY ARISING UNDER ARTICLES XIII AND XIV, NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, EACH PARTY’S ENTIRE LIABILITY AND RESPONSIBILITY IN RESPECT OF ANY CLAIMS, DEMANDS, ACTIONS, LOSSES, DAMAGES, COSTS OR EXPENSE ARISING FROM OR RELATED TO THIS AGREEMENT, OR THE DEVELOPMENT, DELIVERY, PROVISION, USE OR PERFORMANCE OF THE PRODUCTS PROVIDED UNDER THIS AGREEMENT, SHALL BE LIMITED IN THE AGGREGATE TO DAMAGES NOT EXCEEDING THE AMOUNT PAID BY SYNTIANT TO KNOWLES DURING THE TWELVE (12) MONTHS IMMEDIATELY PRECEEDING THE EVENT GIVING RISE TO THE RELEVANT CLAIM HEREUNDER. EXCEPT FOR LIABILITY ARISING UNDER ARTICLES XIII AND XIV, WITHOUT RESTRICTING THE GENERALITY OF THE FOREGOING, NEITHER PARTY SHALL BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR

CONTINGENT LOSSES OR DAMAGES ARISING UNDER THIS AGREEMENT, INCLUDING LOSS OF REVENUE, PROFIT, PROPERTY OR USE, OR FAILURE TO REALIZE EXPECTED SAVINGS, EVEN IF ADVISED OF THE POSSIBILITY THEREOF. THE PROVISIONS OF THIS SECTION 8.09 SHALL APPLY IN RESPECT OF ANY CLAIMS, DEMANDS, ACTIONS, LOSSES, DAMAGES, COSTS OR EXPENSE OF SYNTIANT OR ANY OTHER PERSON OR ENTITY, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADEMARKS, TRADE NAMES, INDUSTRIAL DESIGNS, TRADE SECRETS OR OTHER SUCH RIGHTS, BREACH OF A FUNDAMENTAL TERM, FUNDAMENTAL BREACH OR OTHERWISE, PROVIDED, THAT THE FOREGOING LIMITATIONS OF LIABILITY SHALL NOT APPLY TO ANY DAMAGES ARISING FROM OR RELATING TO CLAIMS OF PERSONAL INJURY, DEATH, GROSS NEGLIGENCE, OR FRAUD. EACH PARTY ACKNOWLEDGES THAT THE FOREGOING LIMITATIONS

ARE AN ESSENTIAL ELEMENT OF THE AGREEMENT BETWEEN THE PARTIES AND THAT IN THE ABSENCE OF SUCH LIMITATIONS THE PRICING AND OTHER TERMS SET FORTH IN THIS AGREEMENT WOULD BE SUBSTANTIALLY DIFFERENT.

Section 8.10 Syntiant further represents and warrants to Knowles that Syntiant shall (i) comply with all applicable laws and regulations in complying with the terms of this Agreement; and (ii) at all times refrain from engaging in any illegal, unfair, deceptive or unethical business practice whatsoever with respect to the performance of its obligations under this Agreement.

ARTICLE IX.

SCHEDULE OF DELIVERIES / ORDER REQUIREMENTS / FORECAST

Section 9.01 Syntiant will place Purchase Orders providing adequate Lead-times from date of Purchase Order placement to the required Delivery Date taking into consideration current Lead-times, as reported to Syntiant in accordance with Section 9.02.

Section 9.02 Knowles will provide Syntiant a current Product Lead-time report on a monthly basis.

Section 9.03 Issuance and Acceptance. Within one business day of Knowles’ receipt of a Purchase Order, Knowles shall expressly acknowledge receipt of the Purchase Order, provided, that Knowles’ failure to provide such acknowledgement shall not diminish Knowles’ obligations with respect to such Purchase Order. Knowles shall notify Syntiant of acceptance of Purchase Orders by telephone, email, or facsimile (and promptly confirm in writing) within five (5) business days after receipt of Syntiant’s Purchase Order. Knowles shall accept all Purchase Orders that are issued in accordance with the Lead-time, Price and the then-current Forecast; any Purchase Orders for volumes above the then-current Forecast must be mutually agreed to by the Parties, with Knowles making commercially reasonable efforts to accept volumes in excess of the Forecast. If Knowles is unable to accept any Purchase Order, Knowles shall advise Syntiant of the reason why delivery dates cannot be met or reasons for non-acceptance of any such other terms.

Section 9.04 Ability to Reschedule and Cancel: Upon acceptance and acknowledgement of Syntiant’s Purchase Orders by Knowles in accordance with Section 9.03, Knowles will be obligated to manufacture and deliver the Products to Syntiant, and Syntiant will be obligated to buy from Knowles the Products set forth in the Purchase Orders in accordance with the terms thereof. In the event that Syntiant’s actual demand exceeds its Forecast, resulting in Knowles incurring additional material costs to manufacture and supply the Products, Syntiant shall issue a separate Purchase Order to cover such additional material costs, provided, that

(a)
Knowles will exercise all reasonable commercial efforts to minimize any additional costs and will document to Syntiant all such additional costs; and (b) Knowles receives Syntiant’s written authorization prior to incurring such charges.

Section 9.05 In the event of any Syntiant Initiated Engineering Changes or any similar orders or notices requiring any change in the Products listed in any Purchase Orders that affect the Delivery Date, Syntiant and Knowles will mutually agree in writing in advance to any appropriate adjustments to the Delivery Date that result from the implementation of such

Syntiant Initiated Engineering Change, prior to completion thereof. All assembled and work in process Product requiring treatment by this Syntiant Initiated Engineering Change Order will be considered rework. Any rework charges will be calculated by Knowles and will be negotiated in good faith by the parties, and Knowles will execute such rework upon receipt of a rework Purchase Order from Syntiant.

Section 9.06 All Products shall be packaged and prepared for shipment in a manner that

(a)
follows the requirements set forth in the Specifications, (b) follows good commercial practice, (c) is acceptable to common carriers for shipment, (d) is adequate to ensure safe arrival, and (e) is labeled per Syntiant’s reasonable requirements as provided and as updated by Syntiant from time to time. Knowles shall mark the outside of each shipment with the applicable Knowles part numbers and any necessary lifting and handling information. Each shipment shall be accompanied by a packing slip, which will include Syntiant’s part numbers and Purchase Order number, Knowles’s part number and the quantity of Products shipped. Knowles will properly label all shipping documents with the customs classification codes supplied by Syntiant.

Section 9.07 Delivery shall be made EXW (Incoterms 2020) in accordance with the Delivery Date set forth in Syntiant’s Purchase Order as agreed to by Knowles. Knowles shall immediately notify Syntiant in writing of any anticipated delay in meeting the Delivery Date, stating the reasons for the delay.

ARTICLE X.

MANAGEMENT

Section 10.01 Syntiant and Knowles will conduct regular Business Review meetings at an agreed upon location with a mutually agreed upon agenda.

Section 10.02 Syntiant and Knowles agree to the following process regarding the escalation of unresolved issues.

(a)
Syntiant’s path of escalation within Knowles will be as follows:
(i)
Quality Manager at KEM2
(ii)
General Manager of KEM2
(iii)
Vice President of Supply Chain

(b)
Knowles’ progress of escalation within Syntiant will be as follows:
(i)
Syntiant Quality Manager at the Manufacturing Facility
(ii)
Syntiant Factory General Manager at the Manufacturing Facility
(iii)
Chief Operating Officer

ARTICLE XI.

[INTENTIONALLY LEFT BLANK]

ARTICLE XII.

ASSIGNMENT

Section 12.01 Knowles may not assign its rights or obligations under this Agreement without the prior written consent of Syntiant, which consent may not be unreasonably withheld, conditioned or delayed, provided that Knowles may assign this Agreement without consent to any of its Affiliates or to any successor-in-interest pursuant to a merger, acquisition, corporate reorganization, or sale of all or substantially all of Knowles’ assets.

Section 12.02 Syntiant may not assign its rights or obligations under this Agreement without the prior written consent of Knowles, which consent may not be unreasonably withheld, conditioned or delayed, provided that Syntiant may transfer or assign this Agreement or any rights or obligations hereunder, in whole (but not in part), by operation of law or otherwise, (a) on prior written notice to Knowles, to an Affiliate of Syntiant, or (b) to an acquirer of all or substantially all of Syntiant’s or its Affiliates’ business or all or substantially all of the assets of Syntiant or its Affiliates to which this Agreement relates (including upon a change of control of Syntiant or any Syntiant Affiliate(s) that directly or indirectly own the assets to which this Agreement relates), provided, that, with respect to subsection (b), in the case of any such transfer or assignment prior to the third (3rd) anniversary of the date hereof, such assignment or transfer will require Knowles’ prior written consent, unless such assignee is a Semiconductor Company, in which case no consent is required. [***] For clarity, nothing in this Section 12.02 shall restrict a change of control of Syntiant or any Syntiant Affiliate(s) that does not result in an assignment or transfer of this Agreement. If there is more than one transfer or assignment prior to the third (3rd) anniversary of the date hereof, the requirements for Knowles’ prior written consent for each such transfer or assignment shall survive each such transfer or assignment and shall continue to apply to each such transfer or assignment during such three (3) year period.

Section 12.03 Any purported assignment or delegation in violation of this Article XII will be null and void. No assignment or delegation will relieve the assigning party of any of its obligations under this Agreement. This Agreement is binding upon and inures to the benefit of the parties and their respective permitted successors and assigns.

ARTICLE XIII.

INDEMNIFICATION

Section 13.01 Syntiant agrees to indemnify, defend and hold harmless Knowles, its Affiliates and their respective directors, officers, agents, and employees, against any and all losses including without limitation claims, damages, losses, liabilities, costs, expenses and reasonable attorneys’ fees and legal costs (collectively, “Losses”) which arise out of or relate to a third party claim (each, a “Claim”) (a) resulting from defects directly arising out of any tooling, designs or instructions produced or supplied by Syntiant; and (b) alleging that any tooling, designs or instructions produced or supplied by Syntiant infringes upon, misappropriates or violates any Intellectual Property Rights of a third party, in each case, except as to the extent of Knowles’ obligations under Section 13.02.

Section 13.02 Knowles agrees to indemnify, defend and hold harmless Syntiant, its Affiliates and their respective directors, officers, agents, and employees, against any Losses which arise out of or relate to a Claim alleging (a) Knowles’ failure to comply with any applicable local, state, federal, and foreign laws and regulations in the performance of Knowles’ obligations under this Agreement and (b) that the Products (or any component thereof), or Knowles’ manufacturing process utilized in manufacturing and supplying the Products, infringes upon, misappropriates or violates any Intellectual Property Rights of a third party.

Section 13.03 An indemnified party under this Article XIII (an “Indemnified Party”) shall promptly notify the indemnifying party (the “Indemnifying Party”) of any Claims in respect of which the Indemnified Party is seeking indemnification and give the Indemnifying Party control over the defense or settlement of such Claim, provided, however, that (a) the failure to provide prompt notice shall not relieve the Indemnifying Party of its indemnity obligations hereunder; and (b) the Indemnified Party shall have the right to participate in the defense of such Claim at its expense. The Indemnifying Party shall employ counsel reasonably acceptable to the Indemnified Party in the defense and/or settlement of such Claim at the expense of the Indemnifying Party. The Indemnifying Party shall not settle, or consent to any entry of judgment with respect to, any such Claims without obtaining either (i) an unconditional release of the Indemnified Party (and its officers, directors, employees and agents) from all liability with respect to such Claims; or (ii) the prior written consent of the Indemnified Party. The Indemnified Party will reasonably cooperate with the Indemnifying Party in connection with the defense of any Claims at the Indemnifying Party’s expense.

ARTICLE XIV.

PROTECTION OF INTERESTS

Section 14.01 Each party, in its capacity as a Receiving Party, shall, during the term of this Agreement and for a period of three (3) years thereafter, keep in confidence all of the Confidential Information received by it from or on behalf of the Disclosing Party. A Receiving Party shall not use, disclose or grant use of any such Confidential Information other than as may be expressly permitted under the terms of this Agreement or by a separate written agreement signed by the Disclosing Party. To the extent that disclosure to a third party is authorized by this Agreement, a Receiving Party will obtain prior written agreement from such third party to whom disclosure is to be made to hold in confidence and not make use of such information for any purpose other than those expressly permitted by this Agreement. A Receiving Party shall use at least the same standard of care as it uses to protect its own information of comparable importance to prevent unauthorized disclosure or use of the Disclosing Party’s Confidential Information and to prevent it from falling into the public domain or into the possession of unauthorized persons, and in no event less than reasonable care. A Receiving Party shall not disclose the Confidential Information to any person or entity other than its Affiliates, and its and their officers, employees, and consultants who need access to such Confidential Information in order to perform the Receiving Party’s obligations under this Agreement. The Receiving Party will promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of such Confidential Information.

Section 14.02 Confidential Information will not include any information that: (a) is or becomes publicly known without fault or breach on the part of the Receiving Party; (b) the Receiving Party obtains from a third party without breach of a nondisclosure obligation and without restriction on disclosure; (c) is already known to the Receiving Party prior to its disclosure by the Disclosing Party or (d) was developed independently by the Receiving Party without any use of the Disclosing Party’s Confidential Information. In addition, the Receiving Party may disclose Confidential Information to the extent required by law, rule, statutory or regulatory provision, or court order, provided, however, that, (i) to the extent legally permissible, the Receiving Party provides notice thereof to the Disclosing Party, as soon as practicable prior to such disclosure; and (ii) the Receiving Party reasonably cooperates with the Disclosing Party in seeking a protective order, confidential treatment, or taking other measures to oppose or limit such disclosure. The Receiving Party shall not release any more of the Disclosing Party’s Confidential Information than is necessary to comply with such requirement.

Section 14.03 Upon request of the Disclosing Party, copies and embodiments of the Disclosing Party’s Confidential Information shall be promptly destroyed or returned to the Disclosing Party by the Receiving Party, unless, in the case of Knowles’ Confidential information, Syntiant reasonably requires such copies of Knowles’ Confidential Information to support existing customers.

Section 14.04 All Intellectual Property Rights owned by a Party prior to the Effective Date will remain the sole property of such Parties. Each Party shall, during the term of this Agreement and at all times thereafter, keep in confidence all of the Intellectual Property received by it from the other Party.

ARTICLE XV.

RIGHT TO TERMINATE

Section 15.01 In the event that either party is in material breach of any of its obligations under this Agreement, then the other party may give written notice of such breach to the defaulting party and request remedy of such breach. If the party in breach fails to remedy such breach within thirty (30) calendar days after the date of the notice, then this Agreement may be terminated immediately by written notice of termination given by the complaining party.

Section 15.02 Either party may terminate this Agreement by written notice to take effect immediately upon receipt thereof by the other party in the event that the party receiving notice has become bankrupt or insolvent or has made an assignment for the benefit of creditors, or a receiver is appointed for its business or a voluntary or involuntary petition of bankruptcy is filed, or proceedings for the reorganization of the party are instituted, or Syntiant has attempted to assign any part of the rights granted to it under this Agreement without prior written consent of Knowles.

ARTICLE XVI.

EFFECT OF TERMINATION

Section 16.01 Upon termination or expiration of this Agreement:

(a)
Syntiant shall within thirty (30) days thereafter pay to Knowles all undisputed invoices due and owing pursuant to this Agreement, including without limitation, for any Products delivered.

(b)
At the option of Syntiant, and provided that Syntiant is not otherwise in default under this Agreement and has made the payments required under Section 16.01(a) and is otherwise not in breach of this Agreement, Knowles shall fulfill all outstanding Purchase Orders placed with Knowles in accordance with the terms of this Agreement and shall continue to deliver the Products thereunder as contemplated under this Agreement.
(c)
Promptly after the later of the termination or expiration of this Agreement and the fulfilment of the ongoing arrangement referred to in Section 16.01(b) each party shall promptly cease to use and destroy or return to the other party all Confidential Information provided by the other party, including all copies thereof, unless, in the case of Knowles’ Confidential Information, Syntiant reasonably requires such copies of Knowles’ Confidential Information to support existing customers all Confidential Information provided to it by the other party pursuant to the provisions of this Agreement.

Section 16.02 The following Sections shall survive the expiration or termination for any reason of this Agreement: 1, 8, 13, 14, 16, 18, 19 and 20, together with any payment obligations accrued prior to such expiry or termination.

ARTICLE XVII.

FORCE MAJEURE

Section 17.01 Neither of the parties shall be liable for any failure or omission in the performance of any provision of this Agreement, if failure is caused by or shall arise directly or indirectly, from acts of God, government orders, legislation, or regulations, embargoes, fire, storm, floods, strikes, labor trouble, wars, riots, or other contingencies beyond the reasonable control of the applicable party. Knowles shall, however, give prompt notice to Syntiant in the event of the occurrence of any of the above contingencies that Knowles expects will delay the delivery of the Products in a timely manner. Any notice from Knowles shall include its estimate as to the expected period of delay. Upon receipt of such notice or upon Knowles becoming aware of the occurrence of any of the above contingencies which Knowles reasonably expects will delay the delivery of the Products or any part thereof, Syntiant shall be free to obtain some or all of the Products without delay and without penalty that are expected to be the subject of delay from other suppliers during such period notwithstanding its obligations under this Agreement.

ARTICLE XVIII.

ARBITRATION

Section 18.01 Except matters relating to collection of monies owed by either party to the other, pricing of items, or compliance with Specifications, the parties agree that any dispute involving any matter arising under this Agreement shall be resolved by binding arbitration held in the state of California, in accordance with the rules of the American Arbitration Association. Such arbitration shall commence within six (6) months of said dispute. To the extent that the dispute is not subject to resolution through arbitration, the parties hereby agree that a lawsuit may only be brought in the appropriate Federal or California State Court located in Orange County, California, having jurisdiction over the subject matter of the dispute or matter. The parties hereby consent to the exercise of personal jurisdiction by any court with respect to any such proceeding.

ARTICLE XIX.

NOTICE

Section 19.01 Any notice, demand or other communication required or permitted to be given for the purposes of this Agreement shall be in writing and shall be sufficiently given if (x) personally delivered to an officer of the receiving party, (y) sent by courier or registered letter to the receiving party, postage prepaid, or (z) sent by e-mail transmission to the receiving party, in each case, addressed to the receiving party at the following address:

(a)
if to Knowles, addressed to it at:

Knowles Corporation

1151 Maplewood Drive

Itasca, IL 60143

Attention: Robert Perna, Senior VP, General Counsel & Secretary

Email: [***];

with a copy (which shall not constitute notice) to General Counsel at Knowles [***]

(b)
if to Syntiant addressed to it at:

Syntiant Corp.

7555 Irvine Center Drive, Suite 200

Irvine, CA 92618

Attention: Robert M. Saman, VP & General Counsel

Email: [***];

with a copy (which shall not constitute notice) to Syntiant legal at: [***],

and such notice shall be deemed to have been given (i) if made by personal delivery, on the day it was personally delivered, (ii) if sent by courier or registered letter, on the fifth business day after mailing; provided, however, if at after the time of mailing of any such notice and prior to delivery, normal postal service is interrupted through strikes or other similar irregularities then such notice shall be deemed to have been received on the fifth business day following the resumption of normal mail service, and (iii) if sent by successfully transmitted email transmission, on the day it was sent by e-mail transmission (provided, that the receipt of such e-mail is confirmed by the receiving party). Any party may from time to time change its address for the purpose of receipt of any such notices by giving written notice of such change to the other party in the manner described.

ARTICLE XX.

GENERAL PROVISIONS

Section 20.01 Nothing contained in this Agreement shall constitute a joint venture or partnership between the parties hereto. It is agreed and understood that neither party is the agent, representative or partner of the other and neither party has any authority or power to bind or contract in the name of or to create any liability against the other in any way or for any purpose pursuant to this Agreement.

Section 20.02 Unless otherwise specified, words importing the singular include the plural and vice versa and words importing gender include all genders. Any ambiguity in this Agreement shall be interpreted equitably without regard to which party drafted this Agreement or any provision thereof. The terms “this Agreement,” “hereof,” “hereunder” and any similar expressions refer to this Agreement and not to any particular Section or other portion hereof. The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, will be deemed to be followed by the words “without limitation” and “discretion” means sole discretion. Unless the context otherwise requires, words denoting the singular number shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing a person shall include a company or corporation and vice versa.

Section 20.03 The division of this Agreement into sections and the insertion of headings are for convenience of reference only and are not to affect the construction or interpretation of this Agreement.

Section 20.04 Each party shall from time to time promptly execute and deliver all further documents and take all further action reasonably necessary to give effect to the provisions of this Agreement.

Section 20.05 This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties agree that the courts of Orange County, California, shall have sole and exclusive judicial jurisdiction to determine any matter arising under this Agreement that cannot be resolved by the parties directly. It is agreed and understood that any Purchase Order or other document related to the Products delivered by Knowles to Syntiant during the term of this Agreement shall be subject to and governed by the terms of this Agreement.

Section 20.06 This Agreement, together with the Attachments hereto, constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements, negotiations, discussions, undertakings, representations, warranties and understandings, whether written or verbal. No amendment, supplement, restatement or termination of any provision of this Agreement is binding unless it is in writing and signed by each party to this Agreement.

Section 20.07 This Agreement ensures to the benefit of and binds the parties and their respective successors and permitted assigns.

Section 20.08 If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, the illegality, invalidity or unenforceability of that provision will not affect:

(a)
The legality, validity or enforceability of the remaining provisions of this Agreement; or
(b)
The legality, validity or enforceability of that provision in any other jurisdiction.

Section 20.09 No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by either of the parties shall not constitute a waiver by such party of the right to pursue any other available remedy.

Section 20.10 No waiver of any provision of this Agreement is binding unless it is in writing and signed by all the parties to this Agreement entitled to grant the waiver. No failure to exercise, and no delay in exercising, any right or remedy, under this Agreement will be deemed to be a waiver of that right or remedy. No waiver of any breach of any provision of this Agreement will be deemed to be a waiver of any subsequent breach of that provision.

Section 20.11 This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Copies of executed counterparts transmitted by telecopy, or other electronic transmission service shall be considered original executed counterparts for purposes of this paragraph, provided, that receipt of copies of such counterparts is confirmed.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the respective dates set out below.

Knowles Electronics (Malaysia) Sdn. Bhd.		Witness

By:	/s/ Ahmad Ruzaini Bin Zainal	By:	/s/ Rasimah Shafie
	(Authorized Signing Officer)	Print Name: Rasimah Shafie

Print Name: Ahmad Ruzaini Bin Zainal

Job Title: Managing Director
Date:	December 27, 2024

Syntiant Malaysia Manufacturing Sdn. Bhd.	Witness

By:	By:

(Authorized Signing Officer)	Print Name: Robert Saman

Print Name: Paul E. Henderson

Job Title: Director
Date: December 27, 2024

[Signature Page to Stamping Supply Agreement]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the respective dates set out below.

Knowles Electronics (Malaysia) Sdn. Bhd.	Witness

By:	By:
(Authorized Signing Officer)	Print Name: Rasimah Shafie

Print Name: Ahmad Ruzaini Bin Zainal

Job Title: Managing Director
Date: December 27, 2024

Syntiant Malaysia Manufacturing Sdn. Bhd.		Witness

By:	/s/ Paul E. Henderson	By:	/s/ Robert Saman
	(Authorized Signing Officer)	Print Name: Robert Saman

Print Name: Paul E. Henderson

Job Title: Director
Date: December 27, 2024

[Signature Page to Stamping Supply Agreement]

ATTACHMENT 1

1.
SERVICES PROVIDED BY KNOWLES TO PRODUCE THE PRODUCT
a.
Knowles will procure the Raw Materials needed to construct metal cans, primarily metals
b.
Knowles will provide the equipment, energy and labor to manipulate the metals into the form of a metal can to house MEMS microphones
c.
Knowles will outsource (and pay the costs of) an outside service provider to provide plating to the can, and will receive plated cans back from the plating vendor
d.
Knowles will inspect, pack and ship the completed cans to Syntiant
2.
PRODUCT LIST AND INITIAL PRICES (Note: KN updating pricing based on October 2024 cost)
a.
The initial quote is based on current volume and cost structure. Knowles reserves the right to revise the quote when the basis of the quote is changed. Knowles will review the cost to produce metal cans monthly. If total cost to produce metal cans change more than [***], Knowles will update the pricing table to current cost plus markup: [***], [***], and [***] the markup is [***], and all other part numbers the markup is [***].

Part Number	Cost to KES/KEM
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